UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 15, 2006 (September 13, 2006)

ALLIED HEALTHCARE INTERNATIONAL INC.
(Exact Name of Registrant as Specified on its Charter)

1-11570	13-3098275
(Commission File Number)	(IRS Employer Identification Number)

                                               New York
(State or Other Jurisdiction of Incorporation or Organization)

555 Madison Avenue, New York, New York 10022
(Address of Principal Executive Offices)

                                    (212) 750-0064
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01    OTHER EVENTS.

Effective September 13, 2006, Allied Healthcare International Inc. (the ‘‘Company’’) entered into an agreement with its banks pursuant to which the overdraft facility of the Company’s senior credit facility, which was initially repayable upon the earlier of demand or September 15, 2006, shall be repaid upon the earlier of demand or October 16, 2006. The overdraft facility is in the amount of £3,000,000.00.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

10.20    Second Amendment Letter, dated September 11, 2006 (effective September 13, 2006), among Allied Healthcare Holdings Limited, Allied Healthcare Group Holding Limited, Allied Healthcare International Inc., the subsidiaries of Allied Healthcare International Inc. identified therein, Barclays Bank PLC and Lloyds TSB Bank plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2006

ALLIED HEALTHCARE INTERNATIONAL INC.

By:	/s/ Marvet Abbassi
	Name:	Marvet Abbassi
	Title:	Financial Controller